THE VANTAGEPOINT FUNDS

Supplement dated August 11, 2010 to the Prospectus dated May 1, 2010

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

Effective July 14, 2010, Martin Hegarty has been added as a portfolio manager to the portion of the Inflation Protected Securities Fund managed by BlackRock Financial Management, Inc (“BlackRock”). Therefore, the following information about Mr. Hegarty is being added to the table relating to BlackRock found in the section entitled “Management — Subadvisers” on page 8 of the prospectus:

BlackRock

Name	Title	Length of Service
Martin Hegarty	Managing Director	Portfolio Manager of the Fund since July 2010.

Also as a result of this change the following table replaces the table found in the section entitled “Investment Subadvisers and Portfolio Managers” on page 93 of the prospectus.

Name	Five Year Business History	Role in Fund Management
Stuart Spodek	Joined Blackrock in 1993	Portfolio Manager
Brian Weinstein	Joined Blackrock in 2000	Portfolio Manager
Martin Hegarty	Joined Blackrock in 2010, with Bank of America Merrill Lynch from 2003 to 2010	Portfolio Manager

The following section entitled “Suspension of Fund Redemptions” is being inserted on page 129 of the prospectus immediately following the section entitled “Redemptions — Vantagepoint Elite.”

Suspension of Fund Redemptions

Under unusual or certain other limited circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Please refer to the Statement of Additional Information under the heading “Redemptions” for more information.

Please retain this supplement for future reference

SUPP-019-201008-322

THE VANTAGEPOINT FUNDS
Supplement dated August 11, 2010 to the Statement of Additional Information
dated May 1, 2010, as supplemented June 10, 2010
The following changes are made to the Statement of Additional Information and provide new information that should be read together with the Statement of Additional Information and any supplements thereto.
The following should be read in conjunction with the information found under the section entitled “Additional Information Pertaining to Portfolio Managers of the Funds” on page 81:
Effective July 14, 2010, Martin Hegarty has been added as a portfolio manager to the Inflation Protected Securities Fund and, therefore, the following is being added to the information relating to BlackRock Financial Management, Inc.
Other accounts managed by portfolio manager(s) as of July 14, 2010:

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
Inflation Protected Securities Fund
Martin Hegarty	0	$0	0	$0	0	$0
The following should be read in conjunction with the information found under the section entitled “Manager Ownership of Fund Shares” on page 125:
As of July 14, 2010 Mr. Hegarty did not own shares of the Inflation Protected Securities Fund.
The following replaces the subsection “Purchases and Redemptions — Redemptions” found on page 135.
REDEMPTIONS
Please refer to the Prospectus under the heading “Purchases, Exchanges and Redemptions.”
The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the New York Stock Exchange (“NYSE”), the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange (“CME”), the Chicago Board of Trade (“CBOT”), or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund’s investments or the determination of its NAV is not reasonably practicable; (iii) for any period where suspensions are permitted under the 1940 Act and the regulations thereunder; or (iv) for such other periods as the SEC may permit for the protection of a Fund’s investors.